United States
Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR
Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
225 East Mason Street, Suite 802
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Semiannual Report

June 30, 2014

Top Ten Equity Holdings (as of June 30, 2014)

Company	Market Value	Percentage of Equity Portfolio

Franklin Resources, Inc.	$2,602,800	10.9%

Berkshire Hathaway Inc.	$2,151,520	9.0%

Deere & Company	$1,811,000	7.6%

First Trust Dividend and Income Fund	$1,588,034	6.7%

Stryker Corp.	$1,391,280	5.8%

Illinois Tool Works Inc.	$1,357,180	5.7%

Automatic Data Processing, Inc.	$1,268,480	5.3%

The Chubb Corporation	$1,198,210	5.0%

Emerson Electric Co.	$1,194,480	5.0%

The Coca-Cola Company	$1,186,080	5.0%

Fellow Shareholders,

For the first six months of 2014 our Fund was up 1.8%, although we lagged our benchmark S&P 500 index (total return), which rose 7.1%.

Our Fund has a sizeable amount of cash, which earns virtually nothing given current interest rates. Moreover, the Fund invests in conservatively-financed, companies with strong balance sheets and low debt levels. Our type of company has been out of favor recently, since high-leveraged companies demonstrate better growth and higher returns in a low interest rate environment. Inevitably, the worm turns; we just do not know when that will happen.

The last five years have been wonderful for investors. Over the last five years, the S&P 500 rose 128%, an average annual return of 18% while inflation lingered near 2%. The returns of the last five years will be hard to repeat.

The best time for an investor to put cash to work is during a period of turmoil. At the end of 2008, fear was rampant. For many people, the drop in share prices was the reason to sell shares--- suffering losses was painful, and future losses appeared inevitable. At the time, the only apparent relief was to sell investments, despite low prices, in favor of holding cash. This self-perpetuating cycle accelerated into 2009.

As people sold at rock bottom prices, investors had a terrific opportunity. Fearful investors were selling shares with no regard to prices, to find shelter from the storm. Investors willing to invest cash during this tumultuous time period have reaped terrific returns. By going against the tide (into the storm), investors were able to snap up companies at bargain prices. Reiterated in 2008-9, like in earlier market drops, fear created opportunities to invest cash.

After the five-year rise noted above, the wonderful opportunities to put cash to work have faded. Year after year of gains has pumped up share prices while earnings have lagged.

We strive to strip emotion out of the investing process--- we focus on underlying operating performance, cash flow and similar metrics to let the value of the company drive our investment decisions. (For readers who may wish to explore why and how these market emotions favor disciplined long-term investors, we suggest Benjamin Graham’s example of “Mr. Market” from The Intelligent Investor.)

We love to buy a stock when it trades at or below two-thirds (2/3) of “intrinsic value” (the value a third party would pay for the entire company). Over the past year or so, we’ve struggled to find investments that meet this test. By applying this technique on a company-by-company basis (and finding little to show for it), we are left with the conclusion that there are few bargains to be found in the current equity market.

In order to show how some of the perceptions about the stock market have changed, we have included a table on the next page which described some Fund portfolio companies and their price to earnings multiples from 2008 and 2013.

Company	P/E	P/E
	2008	2013
Colgate-Palmolive Co.	19	29
PepsiCo, Inc.	17	21
Automatic Data Processing, Inc.	17	27
Paychex, Inc.	17	24
Stryker Corp.	14	32
Emerson Electric	12	24
Sigma-Aldrich Corp.	16	27
Franklin Resources, Inc.	10	17
T. Rowe Price Group Inc.	20	22

While some P/E expansion can be properly attributed to a somewhat brighter future and low interest rates, some of these P/E multiples have doubled over this period.

We are staying the course, holding high-quality companies in the portfolio and looking to add a few more. We continue to believe that owning pieces of superior companies over long time periods is the best way to create long-term wealth.

As always, we love hearing from our shareholders. We won’t comment on any purchases or sales that the Fund has made or is considering.

Luke E. Sims	David C. Sims
Email: luke@simscapital.com	Email: dave@simscapital.com
(414) 755-6790	(414) 765-1107

July 16, 2014

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2014 (unaudited)

Assets

Common stock--at market value (cost $14,286,950)	$23,860,204
Money market funds	3,760,204
Dividends receivable	51,663
Prepaid fees	14,063
Miscellaneous receivable	3,414
		$27,689,548
Liabilities

Accounts payable	$2,039
Investment advisor fee payable	18,132
		$20,171

Total net assets		$27,669,377

Shareholders' Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,125,124 shares	$3,125
Paid-in capital	17,312,453
Undistributed net investment income	58,232
Undistributed capital gains/losses	722,313
Unrealized appreciation on investments	9,573,254

Shareholders' equity		$27,669,377

Net asset value per share		$8.85

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2014 (unaudited)

Investment Income

Dividends	$236,208
Interest	234
Total investment income		$236,442

Expenses

Advisory fees	$99,619
Legal fees	526
Insurance	6,397
Transfer agent	26,902
Directors’ fees and expenses	29,000
Custodian fees	3,750
Listing fee	7,439
Other fees and expenses	6,689
Total expenses		$180,322

Net investment income			$56,120

Realized Gain and Unrealized Appreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$1,891,891
Other capital gains	488
Less: cost of investment securities sold	(1,170,066)
Net realized gain on investments		$722,313

Unrealized appreciation on investments:
Unrealized appreciation at end of period	9,573,254
Less: unrealized appreciation at beginning of period	9,846,854
Net change in unrealized appreciation on investments		$(273,600)
Net realized gain and unrealized appreciation on investments			$448,713

Net increase from operations			$504,833

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Six Months Ended
	December 31, 2013	June 30, 2014

From Operations:

Net investment income	$91,291	$56,120
Net realized gain on investments	2,972,702	722,313
Net change in unrealized appreciation on investments	3,491,885	(273,600)

Net increase (decrease) from operations	$6,555,878	$504,833

Distributions to Shareholders from:

Net investment income	(214,924)	--
Net realized gain from investment transactions	(2,972,702)	--

Total distributions	$(3,187,626)	--

From Capital Stock Transactions:

Dividend reinvestment	--	--
Cash purchases
Net increase from capital stock transactions	--	--
Increase (decrease) in net assets	--	--

Total Net Assets:

Beginning of year	$23,796,292	$27,164,544
End of period (including undistributed net investment income of $2,112 and $58,232)	$27,164,544	$27,669,377

Shares:
Shares issued to shareholders under the Dividend	--	--
Reinvestment and Cash Purchase Plan

Shares at beginning of year	3,125,124	3,125,124
Shares at end of period	3,125,124	3,125,124

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights

For the periods ended December 31:	2009	2010	2011	2012	2013	June 30, 2014
						(six months)
						(unaudited)
Net asset value at beginning of year	$5.73	$7.06	$7.81	$7.12	$7.61	$8.69

Net investment income	$0.05	$0.08	$0.09	$0.06	$0.03	$0.02
Net realized gain and unrealized appreciation (loss) on investments	$1.33	$0.95	$0.27	$0.79	$2.07	$0.14

Total from investment operations	$1.38	$1.03	$0.36	$0.85	$2.10	$0.16

Distribution from:
Net investment income	$(0.05)	$(0.08)	$(0.09)	$(0.03)	$(0.07)	$-
Realized gains	$(0.00)	$(0.20)	$(0.96)	$(0.33)	$(0.95)	$-
Total distributions	$(0.05)	$(0.28)	$(1.05)	$(0.36)	$(1.02)	$-

Net asset value at end of period	$7.06	$7.81	$7.12	$7.61	$8.69	$8.85

Per share market price, end of period last traded price (A)	$6.39	$6.62	$7.00	$7.10	$8.19	$7.93

Total Investment Return:

Based on market value:
1 Year	29%	8%	21%	7%	30%	16%
5 Year	2%	1%	4%	3%	18%	15%
10 Year	4%	2%	4%	4%	7%	8%
From inception	8%	8%	8%	8%	9%	9%

Based on net asset value
1 Year	24%	15%	5%	12%	28%	17%
5 Year	0%	3%	1%	4%	17%	17%
10 Year	3%	2%	3%	6%	7%	6%
From inception	8%	9%	8%	9%	9%	9%
Net assets, end of year (000s omitted)	$21,004	$23,232	$22,243	$23,796	$27,164	$27,669
Ratios to average net assets (annualized) (B):
Ratio of expenses to average net assets	1.67%	1.52%	1.42%	1.43%	1.37%	1.32%

Ratio of net investment income to average net assets	0.84%	1.09%	1.16%	0.83%	0.34%	0.41%

Portfolio turnover (annualized)	37%	62%	25%	22%	44%	0%
Average commission paid per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(A) If there was no sale on the valuation date, the bid price for each such date is shown.

(B) Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio the impact would be an increase of approximately 0.09% for the six months ended June 30, 2014 (annualized), 0.07% for the year ended December 31, 2013, 0.07% for the year ended December 31, 2012, 0.13% for the year ended December 31, 2011, and 0.15% for the year ended December 31, 2010. The Fund did not have investment company investments in 2009.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of June 30, 2014) (unaudited)

Common Stock (86.4% of total investments)			LEVEL ONE
Industry	Shares	Cost	Market Value	% of Total Investments
Bank
Wells Fargo & Company	15,000	$597,750	$788,400
			$788,400	(2.9%)
Consumer
The Coca-Cola Company	28,000	1,058,939	1,186,080
Colgate-Palmolive Co.	12,000	72,938	818,160
PepsiCo, Inc.	10,000	168,296	893,400
			$2,897,640	(10.5%)
Data Processing
Automatic Data Processing, Inc.	16,000	561,360	1,268,480
Paychex, Inc.	28,500	730,799	1,184,460
			$2,452,940	(8.9%)
Drug/Medical Device
Abbott Laboratories Inc.	7,500	175,588	306,750
Johnson & Johnson	4,000	45,500	418,480
Stryker Corp.	16,500	72,531	1,391,280
			$2,116,510	(7.7%)
Industrial
Deere & Company	20,000	1,681,501	1,811,000
Emerson Electric Co.	18,000	810,169	1,194,480
Illinois Tool Works Inc.	15,500	710,498	1,357,180
Sigma-Aldrich Corp.	7,000	58,094	710,360
Waters Corp.*	6,000	302,341	626,640
			$5,699,660	(20.6%)
Insurance
AFLAC Corp.	19,000	1,018,259	1,182,750
Berkshire Hathaway Inc.*	17,000	1,303,475	2,151,520
The Chubb Corporation	13,000	662,688	1,198,210
			$4,532,480	(16.4%)
Mutual Fund Managers
Franklin Resources, Inc.	45,000	1,884,631	2,602,800
T Rowe Price Group Inc.	14,000	987,352	1,181,740
			$3,784,540	(13.7%)
Closed-end Funds
First Trust Dividend and Income Fund	169,300	1,384,242	1,588,034
			$1,588,034	(5.7%)

Total common stock investments			$23,860,204

Money Market Funds (13.6% of total investments)			LEVEL ONE
			Market Value	% of Total Investments
Federated Government Oblig. #5 Inst.			$3,760,204
			$3,760,204	(13.6%)

Total investments			$27,620,408
All other assets			69,140
Accrued investment advisory fees			(18,132)
All other liabilities			(2,039)

Total net assets			$27,669,377

*Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are valued at the closing market price (as of the close of regular trading) on the applicable valuation date. If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price. In the unlikely event that there is no current or recent closing market price for a portfolio security traded in the over-the-counter market, then the Fund uses the most recent closing bid price.

Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2014:

Gross unrealized appreciation	$9,573,254
Gross unrealized depreciation	-
Net unrealized appreciation	$9,573,254

Federal income tax basis	$14,286,950

The market value of the Fund’s common stock investments was $23,860,204 as of June 30, 2014.

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50 percent owned by the President and CEO who is also a Director of the Fund and an owner of more than five percent of the Fund’s outstanding shares. A family member of the same President and CEO owns the remaining 50 percent of SCM.

Custodian— Bank of America Corporation serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, Bank of America receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent— American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan” or “DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the DRIP agent.

(5)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2014 were $0 and $1,891,891, respectively.

(6)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The total investment return based on market value assumes that shareholders bought Fund shares at the bid price and sold Fund shares at the bid price. In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts shown.

2014 Annual Shareholder Meeting

The Fund’s 2014 annual meeting of shareholders (“Annual Meeting”) was held on April 17, 2014, for the following purposes:

1.	To elect two (2) Directors to the Board.

2.	To ratify the selection of Plante & Moran, PLLC as the independent registered public accountants of the Fund for the calendar year ending December 31, 2014.

The following directors were elected under Proposal 1: Robert M. Bilkie, Jr. and Phillip J. Hanrahan. Under Proposal 2, shareholders ratified the selection of Plante & Moran, PLLC as the Fund’s independent registered public accountants for the 2014 calendar year.

Tabulation Report
Proposal 1 – Election of Directors

	For	Withheld
Robert M. Bilkie, Jr.	1,908,348	20,907
Phillip J. Hanrahan	1,894,024	35,231

Proposal 2 – Selection of Plante & Moran, PLLC

For	Against	Abstain
1,902,268	12,920	14,291

Total shares issued and outstanding on record date: 3,125,124

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the period ended June 30, 2014. Directors who are not “interested persons” of the Fund received an annual retainer of $9,000 a year, paid in equal quarterly installments, and directors attending committee meetings were paid $500 for each meeting. Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees. Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, and Secretary. Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $99,619 by the Fund in 2014. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Chief Financial Officer, Chief Compliance Officer and Secretary, owns the remaining 50% of SCM.

The Fund is not part of a family of investment companies.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate	Pension or Retirement	Estimated	Total
	Compensation	Benefits Accrued as	Annual	Compensation
	From Fund	part of Fund	Benefits upon	from Fund and
		Expenses	Retirement	Complex paid
to Directors

Luke E. Sims,
Director, President,
CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate	Pension or Retirement	Estimated	Total
	Compensation	Benefits Accrued as	Annual	Compensation
	From Fund	part of Fund	Benefits upon	from Fund and
		Expenses	Retirement	Complex paid
				to Directors

Robert M. Bilkie, Jr.,
Director	$4,500	None	None	$4,500

Phillip J. Hanrahan
Director	$5,000	None	None	$5,000

Carl A. Holth,
Director	$5,000	None	None	$5,000

Peggy L. Schmeltz,
Director	$4,500	None	None	$4,500

Donald G. Tyler,
Director	$5,000	None	None	$5,000

Neal F. Zalenko,
Director	$5,000	None	None	$5,000

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan
Chairman of the Board	Director	Director
Southfield, MI	Clinton Twp., MI	Whitefish Bay, WI

Peggy L. Schmeltz	Luke E. Sims	Donald G. Tyler
Director	President & Chief Executive Officer	Director
Bowling Green, OH	Milwaukee, WI	Shorewood, WI

Neal F. Zalenko
Director
Birmingham, MI

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the NYSE MKT.

Fund Stock Repurchases. The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. A copy of the plan is included earlier in the Annual Report.

Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2014, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2014). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q. You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement. At its December 2, 2013 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Director Luke E. Sims abstaining). The Board was pleased that, over SCM’s tenure, the Fund had outperformed the S&P 500 Index (total return basis). The Board reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economies of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors. Overall, the Board remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications. If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2. CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6. INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8. INVESTMENTS

(a)	Not required for the semi-annual report.

(b)	There have been no changes to the Fund’s Portfolio Managers.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. CONTROLS AND PROCEDURES

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.